UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2018

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Crescent Centre Parkway, Suite 1240

Tucker, Georgia 30084

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

Williams Industrial Services Group Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on November 9, 2018 at 9:00 a.m. Eastern Time at the Company’s headquarters in Tucker, Georgia. As described in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 5, 2018 (the “2018 Proxy Statement”), the following occurred:

•                  The five nominees for director were elected;

•                  The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified;

•                  A resolution to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2018 Proxy Statement, was adopted; and

•                  Stockholders selected, on an advisory, non-binding, basis, “one year” for the frequency of future advisory votes on the compensation of our named executive officers.

The votes were as follows:

Proposal 1 — Election of Directors:

	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non-Votes
Charles Macaluso	9,314,462	1,050,022	5,159,120
David A. B. Brown	10,130,276	234,208	5,159,120
Robert B. Mills	10,133,651	230,833	5,159,120
Nelson Obus	10,267,200	97,284	5,159,120
Tracy D. Pagliara	10,290,948	73,536	5,159,120

Following the Annual Meeting, the Board of Directors of the Company (the “Board”) appointed Mr. Obus as a member of each of the Compensation Committee of the Board and the Nominating and Corporate Governance Committee of the Board.

Proposal 2 — Ratification of Moss Adams LLP as the Independent Registered Public Accounting Firm:

15,392,569 shares voted for, 21,580 shares voted against, 109,455 shares abstained from voting, and there were 0 broker non-votes.

Proposal 3 — Advisory, Non-Binding Vote on Executive Compensation:

9,435,628 shares voted for, 914,840 shares voted against, 14,016 shares abstained from voting, and there were 5,159,120 broker non-votes.

Proposal 4 — Advisory, Non-Binding Vote on the Frequency of Advisory Votes on Executive Compensation:

10,252,560 shares voted for “every one year”, 23,581 shares voted for “every two years”, 81,047 shares for “every three years” and 7,296 shares abstained from voting.

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Board has adopted a resolution providing that the advisory vote on the compensation of the Company’s named executive officers will be held annually until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2019 Annual Meeting of Stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2024 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2018

Williams Industrial Services Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel & Secretary